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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 14, 2002

                       Vertex Pharmaceuticals Incorporated
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                     000-19319              04-3039129
(state or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)


                               130 WAVERLY STREET
                            CAMBRIDGE, MA 02139-4242
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 444-6100

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ITEM 9.  REGULATION FD DISCLOSURE.

       The Quarterly Report on Form 10-Q for the period ending September 30, 2002 by Vertex Pharmaceuticals Incorporated was accompanied by certifications by the company's principal executive officer, Joshua S. Boger, and principal financial officer, Ian F. Smith, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

       A copy of the certifications is attached hereto as Exhibit 99.1.

                                  EXHIBIT INDEX

Exhibit 99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         VERTEX PHARMACEUTICALS INCORPORATED
                                         (Registrant)



Date:  November 14, 2002                 /s/ IAN F. SMITH
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                                         Ian F. Smith
                                         Vice President and Chief Financial
                                         Officer